                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                           FILED BY THE REGISTRANT [X]

                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

      [X]   Preliminary Proxy Statement                                 [ ]   Confidential, for Use of the Commission Only
                                                                              (as permitted by Rule 14a-6(e)(2))
      [ ]   Definitive Proxy Statement
      [ ]   Definitive Additional Materials
      [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or
            Rule 14a-12

                       TECHNOLOGY INVESTMENT CAPITAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
      [X] No fee required.

      [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.
        (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

        (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

        (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

        (5) Total fee paid:

--------------------------------------------------------------------------------

      [ ] Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1) Amount previously paid:

--------------------------------------------------------------------------------

        (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

        (3) Filing party:

--------------------------------------------------------------------------------
        (4) Date filed

                       TECHNOLOGY INVESTMENT CAPITAL CORP.
                               8 SOUND SHORE DRIVE
                          GREENWICH, CONNECTICUT 06830



                                                             April [ __ ], 2004

Dear Stockholder:

      You are cordially invited to attend the 2004 Annual Meeting of Stockholders to be held on Thursday, June 17, 2004 at 10:00 a.m., Eastern Time, at the Company's corporate headquarters located at 8 Sound Shore Drive, Greenwich, Connecticut 06830.

      The notice of annual meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to elect a director of the Company, to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditors, and to approve an amendment to the Company's investment advisory agreement with Technology Investment Management, LLC.

      We are asking for shareholder approval for the proposed amendment to our investment advisory agreement as described in "Proposal III: Amendment of Investment Advisory Agreement and Fees Paid to the Adviser." The proposed amendment would change our base management fee from 2.0% of average net assets to 2.0% of average gross assets, which, if approved, may have the effect of increasing the fees payable to our investment adviser. This change will effectively enable the Company's investment adviser to leverage our portfolio and/or acquire existing levered portfolios. Although we do not currently have any proposals to issue debt, the proposed change will effectively enable the Company's investment adviser to take advantage of such opportunities as and when they arise. We believe that we can grow our portfolio more effectively by providing our investment adviser with the resources to originate investments and monitor a portfolio utilizing the increased assets available through the use of leverage. Leverage, while increasing risk, can increase our return on equity and can increase our flexibility by decreasing dependence on the equity capital markets. The proposed amendment is consistent with investment advisory agreements of other externally-managed business development companies that perform comparable services to our investment adviser.

      It is important that your shares be represented at the annual meeting. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. Your vote is important.

                                                     Sincerely yours,


                                                     --------------------------
                                                     Jonathan H. Cohen
                                                     Chief Executive Officer

                       TECHNOLOGY INVESTMENT CAPITAL CORP.
                               8 SOUND SHORE DRIVE
                          GREENWICH, CONNECTICUT 06830
                                 (203) 983-5275

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 17, 2004

                                   ----------

To the Stockholders of Technology Investment Capital Corp.:

      The 2004 Annual Meeting of Stockholders of Technology Investment Capital Corp. (the "Company") will be held at the Company's corporate headquarters located at 8 Sound Shore Drive, Greenwich, Connecticut 06830 on Thursday, June 17, 2004, at 10:00 a.m. Eastern Time for the following purposes:

        1. To elect a director of the Company who will serve for three years, or until her successor is elected and qualified;

        2. To ratify the selection of PricewaterhouseCoopers LLP to serve as independent auditors for the Company for the fiscal year ending December 31, 2004;

        3. To approve an amendment to the investment advisory agreement between the Company and Technology Investment Management, LLC (the "Adviser"), which, if approved, may have the effect of increasing the fees payable to the Adviser; and

        4. To transact such other business as may properly come before the meeting.

      You have the right to receive notice of and to vote at the meeting if you were a stockholder of record at the close of business on April 27, 2004. Whether or not you expect to be present in person at the meeting, please sign the enclosed proxy and return it promptly in the self-addressed envelope provided. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of the proxies by the Company.

                                           By Order of the Board of Directors,

                                           Saul B. Rosenthal
                                           Secretary


Greenwich, Connecticut
April [ __ ], 2004

--------------------------------------------------------------------------------

  This is an important meeting. To ensure proper representation at the meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope. Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person.

--------------------------------------------------------------------------------

                       TECHNOLOGY INVESTMENT CAPITAL CORP.
                               8 SOUND SHORE DRIVE
                          GREENWICH, CONNECTICUT 06830
                                 (203) 983-5275

                                   ----------

                                 PROXY STATEMENT

                       2004 ANNUAL MEETING OF STOCKHOLDERS

                                   ----------

      This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Technology Investment Capital Corp. (the "Company", "we", "us" or "our") for use at the Company's 2004 Annual Meeting of Stockholders (the "Meeting") to be held on Thursday, June 17, 2004, at 10:00 a.m. at the Company's corporate headquarters located at 8 Sound Shore Drive, Greenwich, Connecticut 06830 and at any adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 are first being sent to stockholders on or about April __, 2004.

      We encourage you to vote your shares, either by voting in person at the Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, and the Company receives it in time for the Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. IF YOU GIVE NO INSTRUCTIONS ON THE PROXY CARD, THE SHARES COVERED BY THE PROXY CARD WILL BE VOTED FOR THE ELECTION OF THE NOMINEE AS A DIRECTOR AND FOR THE OTHER MATTERS LISTED IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING OF STOCKHOLDERS.

      If you are a "stockholder of record" (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the proxy tabulator in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Meeting. Any stockholder of record attending the Meeting may vote in person whether or not he or she has previously voted his or her shares. If your shares are held for your account by a broker, bank or other institution or nominee ("Broker Shares"), you may vote such shares at the Meeting only if you obtain proper written authority from your institution or nominee and present it at the Meeting.

      If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone. A large number of banks and brokerage firms participate in the ADP Investor Communications Services online program. This program provides eligible stockholders who receive a copy of the annual report and proxy statement, either by paper or electronically, the opportunity to vote via the Internet or by telephone. If the entity holding your shares participates in ADP's program, your voting form will provide instructions. If your voting form does not reference Internet or telephone voting information, please complete and return the paper proxy card in the pre-addressed, postage-paid envelope provided.

PURPOSE OF MEETING

      At the Meeting, you will be asked to vote on the following proposals:

        1. To elect a director of the Company who will serve for three years, or until her successor is elected and qualified;

        2. To ratify the selection of PricewaterhouseCoopers LLP to serve as independent auditors for the Company for the fiscal year ending December 31, 2004;

        3. To approve an amendment to the investment advisory agreement between the Company and Technology Investment Management, LLC, which, if approved, may have the effect of increasing the fees payable to the Adviser; and

        4. To transact such other business as may properly come before the meeting.

VOTING SECURITIES

      You may vote your shares at the Meeting only if you were a stockholder of record at the close of business on April 27, 2004 (the "Record Date"). On April 27, 2004, there were 10,045,961 shares of the Company's common stock outstanding. Each share of the common stock is entitled to one vote.

QUORUM REQUIRED

      A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Abstentions will not be treated as shares present for quorum purposes. Broker Shares for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (which are considered "Broker Non-Votes" with respect to such proposals) will be treated as shares present for quorum purposes.

      If a quorum is not present at the Meeting, the stockholders who are represented may adjourn the Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

VOTE REQUIRED

         Election of Nominee Director. The election of a director requires the vote of a plurality of the Common Stock. Stockholders may not cumulate their votes. If you vote "Withhold Authority" with respect to the nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by a plurality of the votes, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option for this proposal.

         Ratification of Independent Auditors. The affirmative vote of a majority of the votes cast at the Meeting in person or by proxy is required to ratify the appointment of Pricewaterhouse Coopers LLP to serve as the Company's independent public auditors. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

         Approval of Amendment of the Investment Advisory Agreement. The approval of the proposal to amend our investment advisory agreement with Technology Investment Management, LLC ("TIM") requires an affirmative vote of the lesser of: (i) 67% or more of the Company's shares present at the meeting if more than 50% of the outstanding shares of the Company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company. Abstentions and broker non-votes will have the same effect as votes against the proposal unless holders of more than 50% of all shares entitled to vote on the proposal cast votes, in which event abstentions and broker non-votes will not have any effect on the result of the votes.

INFORMATION REGARDING THIS SOLICITATION

      We will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and proxy card. We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing. The Company intends to retain Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies. We estimate that the cost of these services will be $______, all of which will be paid by TIM.

      In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of the Company and/or TIM (without special compensation therefor). Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company's proxy tabulator.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of April 14, 2004, the beneficial ownership of each current director, the nominee for director, the Company's executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

      Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13G filings by such persons with the Securities and Exchange Commission and other information obtained from such persons.

      Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our address is 8 Sound Shore Drive, Greenwich, Connecticut, 06830.

                                                                                   NUMBER OF
                                                                                  SHARES OWNED
                     NAME AND ADDRESS OF BENEFICIAL OWNER                         BENEFICIALLY    PERCENTAGE OF CLASS(1)
                     ------------------------------------                         ------------    ----------------------
INTERESTED DIRECTORS

Jonathan H. Cohen .............................................................      139,100             1.38%

Charles M. Royce...............................................................       69,500                 *

INDEPENDENT DIRECTORS

Steven P. Novak................................................................        2,000                 *

G. Peter O'Brien...............................................................       10,000                 *

Tonia L. Pankopf...............................................................        8,300                 *

EXECUTIVE OFFICERS

Patrick F. Conroy..............................................................          200                 *

Saul B. Rosenthal..............................................................        3,400                 *

Lee D. Stern...................................................................        3,400                 *

EXECUTIVE OFFICERS AND DIRECTORS AS A GROUP....................................      235,900             2.35%

----------
* Represents less than one percent.

(1) Based on a total of 10,045,961 shares of the Company's common stock issued and outstanding on April 14, 2004.

      Set forth below is the dollar range of equity securities beneficially owned by each director and the nominee for election as a director of the Company as of April 14, 2004:

                      NAME OF DIRECTOR                DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED(1)(2)(3)
                      ----------------                -------------------------------------------------------------
INTERESTED DIRECTORS

Jonathan H. Cohen(4)......................................                      Over $100,000

Charles M. Royce(4).......................................                      Over $100,000

INDEPENDENT DIRECTORS

Steven P. Novak...........................................                    $10,001 - $50,000

G. Peter O'Brien..........................................                      Over $100,000

Tonia L. Pankopf..........................................                      Over $100,000

----------
(1) Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.
(2) The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
or Over $100,000.
(3) The dollar range of equity securities beneficially owned in the Company is based on the closing price of $14.38 on April 14, 2004 on the Nasdaq Stock Market.

                        PROPOSAL I: ELECTION OF DIRECTORS

      Pursuant to the Company's bylaws, the number of directors is set at five unless otherwise designated by the board of directors. Directors are elected for a staggered term of three years each, with a term of office of only one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

      Ms. Pankopf has been nominated for election for a three year term expiring in 2007. Ms. Pankopf's nomination as a director is not being proposed for election pursuant to any agreement or understanding between any such person and the Company.

      A stockholder can vote for or withhold his or her vote from the nominee. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, IT IS THE INTENTION OF THE PERSONS NAMED AS PROXIES TO VOTE SUCH PROXY FOR THE ELECTION OF THE NOMINEE NAMED BELOW. IF THE NOMINEE SHOULD DECLINE OR BE UNABLE TO SERVE AS A DIRECTOR, IT IS INTENDED THAT THE PROXY WILL BE VOTED FOR THE ELECTION OF SUCH PERSON AS IS NOMINATED BY THE BOARD OF DIRECTORS AS A REPLACEMENT. The board of directors has no reason to believe that any of the persons named will be unable or unwilling to serve.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEE NAMED IN THIS PROXY STATEMENT.

INFORMATION ABOUT THE NOMINEE AND DIRECTORS

      Certain information, as of April 14, 2004, with respect to the nominee for election at the Meeting, as well as each of the current directors, are set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that the nominee holds, and the year in which each nominee became a director of the Company.

The business address of each nominee and director listed below is 8 Sound Shore Drive, Greenwich, Connecticut 06830.

                              NOMINEE FOR DIRECTOR

INDEPENDENT DIRECTORS

The following director is not an "interested person" as defined in the Investment Company Act of 1940.

NAME AND YEAR FIRST ELECTED DIRECTOR   AGE                          BACKGROUND INFORMATION
------------------------------------   ---                          ----------------------

Tonia L. Pankopf (2003)...............  35  Ms. Pankopf  has been a senior analyst and managing director at
                                            Palladio Capital Management since January of 2004. She was a private investor from July 2003 through December 2003. She previously served as an analyst with P.A.W. Capital Partners, LP from 2001 to
                                            July 2003. Ms. Pankopf was a senior analyst and vice president at
                                            Goldman, Sachs & Co. from 1999 to 2001 and at Merrill Lynch & Co. from
                                            1998 to 1999.

                                CURRENT DIRECTORS

INTERESTED DIRECTORS

Messrs. Cohen and Royce are "interested persons" as defined in the Investment Company Act of 1940. Mr. Cohen is an interested person of the Company due to his position as chief executive officer and president of TIM, the Company's investment adviser, and as the managing member of BDC Partners, LLC, the managing member of TIM. Mr. Royce is an interested person of the Company due to his relationship with Royce & Associates.

NAME AND YEAR FIRST ELECTED DIRECTOR     AGE                           BACKGROUND INFORMATION
------------------------------------     ---                           ----------------------

Jonathan H. Cohen (2003)............     39      Mr. Cohen is chief executive officer and president of Technology
                                                 Investment Capital Corp. and its investment adviser, Technology
                                                 Investment Management, and the managing member of BDC Partners.
                                                 Mr. Cohen is also a principal of JHC Capital Management, a registered investment adviser that serves as the sub-adviser to the Royce Technology Value Fund, and was previously a principal of Privet Financial Securities, LLC, a registered broker-dealer.
                                                 Prior to founding JHC Capital Management in 2001, Mr. Cohen managed technology research groups at Wit SoundView from 1999 to
                                                 2001. He has also managed securities research groups at Merrill
                                                 Lynch & Co. from 1998 to 1999.

NAME AND YEAR FIRST ELECTED DIRECTOR     AGE                           BACKGROUND INFORMATION
------------------------------------     ---                           ----------------------

Charles M. Royce (2003).............     64      Mr. Royce became president and chief investment officer in 1972 and a member of the Board of Managers of Royce & Associates, LLC in
                                                 2001. He also manages or co-manages ten of Royce & Associates'
                                                 open- and closed-end registered funds.  Mr. Royce serves on the board of directors of The Royce Funds.

INDEPENDENT DIRECTORS

The following directors are not an "interested persons" as defined in the Investment Company Act of 1940.

NAME AND YEAR FIRST ELECTED DIRECTOR    AGE                            BACKGROUND INFORMATION
------------------------------------    ---                            ----------------------

Steven P. Novak (2003)..............     55      Mr. Novak currently serves as president of Palladio Capital
                                                 Management, LLC and as the principal and managing member of the
                                                 General Partner of Palladio Partners, LP, an equities hedge fund that commenced operations in July 2002. Prior to founding
                                                 Palladio, Mr. Novak was a Managing Director of C.E. Unterberg,
                                                 Towbin from February 1993 through December 2001.  Mr. Novak serves on the board of directors of CyberSource Corporation.

G. Peter O'Brien (2003).............     57      Mr. O'Brien is currently a member of the Board of Trustees of
                                                 Colgate University and President of the Board of Directors of
                                                 Hill House, Inc., a congregate care facility for low income elderly residents in Riverside, Connecticut. Mr. O'Brien retired as a managing director of Merrill Lynch & Co. in 1999 after working in the Equity Capital Markets area since he joined
                                                 Merrill Lynch & Co. in 1971. Mr. O'Brien serves on the board of directors of the Legg Mason Family of Mutual Funds, the Royce
                                                 Funds and the Renaissance IPO Plus Aftermarket Fund.

 INFORMATION ABOUT EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

      The following information, as of April 14, 2004, pertains to our executive officers who are not directors of the Company. Certain of our executive officers serve as directors of, or on the board of managers of, certain of our portfolio companies.

NAME                                    AGE                            BACKGROUND INFORMATION
----                                    ---                            ----------------------

Saul B. Rosenthal...................     35      Mr. Rosenthal is chief operating officer, treasurer and corporate secretary of Technology Investment Capital Corp. and its
                                                 investment adviser, Technology Investment Management, and a member of BDC Partners. Mr. Rosenthal was previously president of
                                                 Privet Financial Securities, LLC, a registered broker-dealer and financial consultant to small to medium-sized private and public technology companies.  Mr. Rosenthal led the private
                                                 financing/public company effort at SoundView Technology Group from 2000 to 2002, where he co-founded SoundView's Private Equity
                                                 Group. Previously, Mr. Rosenthal was a vice president and
                                                 co-founder of the Private Equity Group at Wit Capital from 1998 to 2000.

Patrick F. Conroy...................     47      Mr. Conroy is the chief financial officer of Technology
                                                 Investment Capital Corp., Technology Investment Management, and
                                                 BDC Partners.  He joined the Company in December 2003, and was previously a consultant on financial reporting and compliance matters, as well as an adjunct professor of accounting and finance at St. Thomas Aquinas College. Mr. Conroy was the chief financial officer of New York Mercantile Exchange from 1993 to
                                                 2003. He is a certified public accountant.

Lee D. Stern........................     52      Mr. Stern is an executive vice president of Technology Investment
                                                 Capital Corp. and the chief transaction officer of Technology
                                                 Investment Management and BDC Partners. He has over 20 years




                                       6


                                                 of financial and investment experience in leveraged finance and in financing technology companies. Prior to joining the Company, Mr.
                                                 Stern was a member of Hill Street Capital, and was previously a partner of Thomas Weisel Partners and its predecessor,
                                                 NationsBanc Montgomery, from 1997 to 2000.


COMMITTEES OF THE BOARD OF DIRECTORS

      Our board of directors has established an audit committee and a valuation committee. During 2003, the board of directors of the Company held 4 board meetings and 1 committee meeting. All directors attended at least 75% of the aggregate number of meetings of the respective boards and of the respective committees on which they served. The Company requires each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders.

The Audit Committee. The audit committee operates pursuant to a charter approved by the board of directors. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee's responsibilities include recommending the selection of independent auditors for the Company, reviewing with such independent auditors the planning, scope and results of their audit of the Company's financial statements, pre-approving the fees for services performed, reviewing with the independent auditors the adequacy of internal control systems, reviewing the Company's annual financial statements and periodic filings, and receiving the Company's audit reports and financial statements. A copy of the charter is included as an appendix to this proxy statement. The Audit Committee is presently composed of three persons, including Messrs. Novak and O'Brien and Ms. Pankopf, all of whom are considered independent under the rules promulgated by NASDAQ. The Company's board of directors has determined that Mr. Novak is an "audit committee financial expert" as that term is defined under Item 401 of Regulation S-K of the Securities Exchange Act of 1934. Mr. Novak meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an "interested person" of the Company as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940. The Audit Committee met once during 2003.

      The Nominating Committee. The Company does not have a nominating committee. A majority of the independent directors of the board of directors, in accordance with the NASDAQ listing standards, recommends candidates for election as directors. The Company does not currently have a charter or written policy with regard to the nomination process or stockholder recommendations. The absence of such a policy does not mean, however, that a stockholder recommendation would not have been considered had one been received.

      In evaluating director nominees, the independent members of the board of directors consider the following factors:

             o the appropriate size and composition of the Company's board of directors;

             o whether or not the person is an "interested person" of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940;

             o the needs of the Company with respect to the particular talents and experience of its directors;

             o the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the board of directors;

             o   familiarity with national and international business matters;

             o   experience with accounting rules and practices;

             o appreciation of the relationship of the Company's business to the changing needs of society;

             o the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

             o   all applicable laws, rules, regulations, and listing standards.

         The board's goal is to assemble a board of directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience.

      Other than the foregoing there are no stated minimum criteria for director nominees, although the independent members of the board of directors may also consider such other factors as they may deem are in the best interests of the Company and its stockholders. The board of directors also believes it appropriate for certain key members of the Company's management to participate as members of the board of directors.

      The independent members of the board of directors identify nominees by first evaluating the current members of the board of directors willing to continue in service. Current members of the board of directors with skills and experience that are relevant to the Company's business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board of directors with that of obtaining a new perspective. If any member of the board of directors does not wish to continue in service or if the board of directors decides not to re-nominate a member for re-election, the independent members of the board of directors identify the desired skills and experience of a new nominee in light of the criteria above. The entire board of directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees although the Company reserves the right in the future to retain a third party search firm, if necessary.

      The Valuation Committee. The Valuation Committee establishes guidelines and makes recommendations to our board of directors regarding the valuation of our loans and investments. The Valuation Committee is presently composed of Messrs. Novak and O'Brien and Ms. Pankopf. The valuation committee did not meet during 2003.

      The Compensation Committee. The Company does not have a compensation committee because our executive officers do not receive any direct compensation from the Company.

COMMUNICATION WITH THE BOARD OF DIRECTORS

         Stockholders with questions about the Company are encouraged to contact Technology Investment Capital Corp.'s Investor Relations department. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company's board of directors by sending their communications to Technology Investment Capital Corp., c/o Saul B. Rosenthal, Corporate Secretary, 8 Sound Shore Drive, Greenwich, Connecticut 06830. All stockholder communications received in this manner will be delivered to one or more members of the board of directors.

CODE OF ETHICS

         The Company has adopted a code of ethics which applies to, among others, its senior officers, including its Chief Executive Officer and its Chief Financial Officer, as well as every employee of the Company. The Company's code can be accessed via its website at http://www.ticc.com. The Company intends to disclose amendments to or waivers from a required provision of the code on Form 8-K.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

      The following table sets forth compensation of the Company's directors, none of whom is an employee of the Company. Except as set forth in such table, no other compensation was paid to any directors (including those who also serve as executive officers) by the Company or any other entity in the Company's fund complex during 2003.


                               COMPENSATION TABLE

                                             PENSION OR
                                             RETIREMENT
                                              BENEFITS
                           AGGREGATE          ACCRUED AS     TOTAL COMPENSATION
                         COMPENSATION        PART OF THE     FROM FUND AND FUND
                           FROM THE           COMPANY'S        COMPLEX PAID TO
NAME AND POSITION           COMPANY          EXPENSES(1)        DIRECTORS(2)
------------------          -------          -----------

INTERESTED DIRECTORS
Jonathan H. Cohen            $ --                None               $ --
Charles M. Royce               --                None                 --

INDEPENDENT DIRECTORS
Steven P. Novak                --                None                 --
G. Peter O'Brien               --                None                 --
Tonia L. Pankopf               --                None                 --

EXECUTIVE OFFICERS
Patrick F. Conroy              --(3)             None                 --
Saul B. Rosenthal              --(4)             None                 --
Lee D. Stern                   --(4)             None                 --

----------

(1) We do not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(2) Consists only of directors' fees paid by the Company during 2003. The directors have waived all of their fees for 2003.

(3) We hired a chief financial officer after the completion of our initial public offering; however, he did not receive any compensation from us in 2003. The compensation of our chief financial officer is paid by BDC Partners, subject to reimbursement by us of an allocable portion of such compensation for services rendered by him to the Company. For the fiscal year ending December 31, 2004, we estimate that the amount of such reimbursement will be approximately $180,000.

(4) With the exception of our chief financial officer, none of our officers receives compensation from the Company.

COMPENSATION OF DIRECTORS

      The directors have waived all of their fees for the year 2003. Beginning in 2004, the independent directors will receive an annual fee of $35,000 and will receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting. No additional fees will be paid in connection with attending committee meetings. No compensation is paid to directors who are interested persons of the Company as defined in the Investment Company Act of 1940.

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

TRANSACTIONS WITH AFFILIATED PERSONS

         The Company has entered into an investment advisory agreement with TIM. TIM is controlled by BDC Partners, its managing member. In addition to BDC

Partners, TIM is owned by Royce & Associates as the non-managing member. BDC Partners, as the managing member of TIM, manages the business and internal affairs of TIM . In addition, BDC Partners provides us with office facilities and administrative services pursuant to an administration agreement. Jonathan
H. Cohen, our chief executive officer and president, as well as a director, is the managing member of and controls BDC Partners. Saul B. Rosenthal, our chief operating officer, is also the chief operating officer of TIM and a member of BDC Partners.

            Charles M. Royce, a director and the non-executive chairman of our board of directors, is president and chief investment officer of Royce & Associates. Royce & Associates, as the non-managing member of our investment adviser, does not take part in the management or participate in the operations of TIM; however, Royce & Accociates has agreed to make Mr. Royce or certain other portfolio managers available to TIM to provide certain consulting services without compensation. Royce & Associates is a wholly owned subsidiary of Legg Mason, Inc.

            JHC Capital Management, a registered investment adviser owned by Mr. Cohen, serves as the sub-adviser to the Royce Technology Value Fund. In addition, JHC Capital Management has invested on behalf of certain of its discretionary advisory clients in CyberSource Corporation, a public company engaged in the business of processing online payments for electronic merchants listed on the Nasdaq National Market. Mr. Novak, an independent director of the Company, is also an independent director of CyberSource Corporation. JHC Capital Management's discretionary advisory clients own in the aggregate less than 5% of the outstanding common stock (on a fully diluted basis) of CyberSource Corporation.

            Saul B. Rosenthal, chief operating officer, treasurer and corporate secretary of the Company, holds less than a 0.02% limited partnership interest in Dawntreader Fund II, a private equity partnership which owns less than 5% of MortgageIT, Inc., one of the Company's portfolio companies.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Company's directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the Securities and Exchange Commission and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company's review of Forms 3, 4 and 5 filed by such persons, the Company believes that during 2003 all Section 16(a) filing requirements applicable to such persons were met in a timely manner.


         PROPOSAL II: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The audit committee and the non-interested members of the board of directors have selected PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending December 31, 2004. This selection is subject to ratification or rejection by the stockholders of the Company.

      PricewaterhouseCoopers LLP has advised the Company that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its subsidiaries. It is expected that a representative of PricewaterhouseCoopers LLP will be present at the Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.


                                      FISCAL YEAR ENDED       FISCAL YEAR ENDED
                                      DECEMBER 31, 2003       DECEMBER 31, 2002
                                      -----------------       -----------------
Audit Fees                               $ 50,000                    N/A
Audit-Related Fees                         --                        N/A
Tax Fees                                   --                        N/A
All Other Fees                             --                        N/A
                       TOTAL FEES:       $ 50,000                    N/A

      Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by PricewaterhouseCoopers in connection with statutory and regulatory filings.

      Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees." These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

      Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

      All Other Fees. All other fees would include fees for products and services other than the services reported above.

AUDIT COMMITTEE REPORT

      The Audit Committee of the board of directors of Technology Investment Capital Corp. (the "Audit Committee") operates under a written charter adopted by the board of directors effective as of October 28, 2003 and filed as an appendix to this Proxy Statement for the 2004 Annual Meeting of Stockholders. The Audit Committee is currently comprised of Messrs. Novak and O'Brien and Ms. Pankopf.

      Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee's responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company's independent auditors.

Pre-Approval Policy

         The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by PricewaterhouseCoopers LLP, the Company's independent auditor. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor's independence.

         Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

Review with Management

      The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company's financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Auditors

      The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company's independent auditors, matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended by the Independence Standards Board, and has discussed with the auditors the auditors' independence. The Audit Committee has also considered the compatibility of non-audit services with the auditors' independence.

Conclusion

      Based on the Audit Committee's discussion with management and the independent auditors, the Audit Committee's review of the audited financial statements, the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommends that the board of directors include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee also appoints Pricewaterhouse Coopers LLP to serve as independent auditors for the year ended December 31, 2004, subject to ratification of such appointment by the stockholders of the Company.

Respectfully Submitted,

The Audit Committee

Steven P. Novak
G. Peter O'Brien
Tonia L. Pankopf

      UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF
PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS FOR THE COMPANY.


        PROPOSAL III: AMENDMENT OF INVESTMENT ADVISORY AGREEMENT AND FEES
                               PAID TO THE ADVISER


         TIM serves as our investment adviser. TIM is registered as an investment adviser under the Investment Advisers Act of 1940. Subject to the overall supervision of our board of directors, TIM provides investment advisory services to the Company. Under the terms of an investment advisory agreement,
TIM:

     o Determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

     o identifies, evaluates and negotiates the structure of the investments we make;

     o   closes, monitors and services the investments we make; and

     o   determines what securities we purchase, retain or sell.

         TIM's services under the investment advisory agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. However, TIM has agreed that, during the term of the investment advisory agreement, it will not serve as investment adviser to any other public or private entity that utilizes a principal investment strategy of providing debt financing to technology-related companies.

         Stockholders of the Company are being asked to approve an amendment to our investment advisory agreement (the "Proposed Amendment"). The Proposed Amendment is attached as Appendix B to this Proxy Statement.

THE PROPOSED AMENDMENT

         Under the Proposed Amendment, the Company would make the following modifications: the base management fee payable to TIM would be changed from 2.00% of average net assets to 2.00% of average gross assets. Under the Proposed Amendment, Section 3(a) of the investment advisory agreement would be revised as follows:

         The Base Management Fee shall be calculated at an annual rate of 2.00%. The Base Management Fee will be payable quarterly in arrears, and will be calculated based on the average value of the Corporation's gross assets at the end of the two most recently completed calendar quarters, and adjusted pro rata for any share issuances, debt issuances, repurchases or redemptions during the current calendar quarter. Base Management Fees for any partial month or quarter will be pro rated.

The Company may utilize leverage to some degree in the future. TIM believes that the Proposed Amendment will provide it with the resources to originate investments and monitor a portfolio utilizing the increased assets available through the use of leverage.

         The Proposed Amendment would change our base management fee from 2.0% of average net assets to 2.0% of average gross assets, which, if approved, could increase the fees payable to TIM. This change will effectively enable the Company's investment adviser to leverage our portfolio and/or acquire existing levered portfolios. Although we do not currently have any proposals to issue debt, the proposed change will effectively enable the Company's investment adviser to take advantage of such opportunities as and when they arise. We believe that we can grow our portfolio more effectively by providing our investment adviser with the resources to originate investments and monitor a portfolio utilizing the increased assets available through the use of leverage. Although utilizing leverage can expose us to certain risks, including the risk that a decrease in the value of our investments would have a greater negative impact on the value of our common stock than if we did not use debt, we believe that it can increase our return on equity and can increase our flexibility by decreasing dependence on the equity capital markets. The Proposed Amendment is consistent with investment advisory agreements of other externally-managed business development companies that perform comparable services to our investment adviser.


BOARD CONSIDERATION OF THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

         At a meeting of the board of directors held on April 9, 2004, the directors present in person unanimously voted to approve the Proposed Amendment. In reaching a decision to amend the investment advisory agreement, the board of directors considered, among other things:


     o the nature, extent and quality of the services performed and to be performed by TIM;

     o the costs of the services to be provided by TIM and the profits to be realized by TIM and its affiliates from its relationship with the Company;

     o the fee structures of comparable externally managed business development companies that engage in similar investing activities; and

     o   the infrastructure required to manage assets.

         Based on its review and discussion of the amended investment advisory agreement, the board of directors approved the Proposed Amendment as being in the best interests of the Company's stockholders. The board then directed that the Proposed Amendment be submitted to stockholders for approval with the board's recommendation that stockholders of the Company vote to approve the Proposed Amendment.

ADDITIONAL EXPENSE INFORMATION

The following table is intended to assist stockholders in understanding the difference in expenses between our current management fee structure and the management fee structure under the Proposed Amendment. The fee table should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those used for purposes of the fee table.

----------------------------------------------------------------------------------------------------------------------
                                                                                           CURRENT       PRO FORMA
ANNUAL EXPENSES (as a percentage of net assets attributable to common stock) (1)(2)

     Management Fees                                                                         2.00%          2.00%
     Incentive Fees Payable Under Investment Advisory Agreement (3)                          0.00           0.00
     Interest Payments on Borrowed Funds (4)                                                 0.00           0.00
     Other Expenses (5)                                                                      0.62           0.62

Total Annual Expenses                                                                        2.62%          2.62%
----------------------------------------------------------------------------------------------------------------------

----------
(1) Net assets attributable to common stock equaled consolidated net assets of $138 million at December 31, 2003.

(2) Our management fee under the Proposed Amendment will be based on gross assets. This example assumes no leverage. We have borrowed no funds since our IPO in November 2003, but may borrow funds in the future up to an amount so that asset coverage, as defined in the Investment Company Act, is at least 200% after each issuance of senior securities. The SEC requires that the "Total annual expenses" percentage be calculated as a percentage of net assets, rather than the gross assets, including assets that have been funded with borrowed monies. If the "Total annual expenses" percentage were calculated instead as a percentage of gross assets, and if we utilize leverage, our "Total annual expenses" would increase proportionately to the extent that we are leveraged.

(3) Based on our projected net operating income and net realized gains, we would not anticipate paying any incentive fees in fiscal year 2004. Based on our current business plan, we expect that we will not have any capital gains and only a small amount of interest income as we complete our investments during fiscal year 2004. In subsequent years, incentive fees would increase if, and to the extent that, we earn greater interest income through our investments in portfolio companies and, to a lesser extent, realize capital gains upon the sale of warrants or other equity investments in such companies.

(4) This example assumes no leverage. We have borrowed no funds since our IPO in November 2003, but may borrow funds in the future up to an amount so that asset coverage, as defined in the Investment Company Act, is at least 200% after each issuance of senior securities. Assuming an interest rate of 3.0%, interest payments on borrowed funds would range from 0.0% to 3.0% (assuming leverage of 0% to 100% of our net assets), on a current and pro forma basis.

(5) The percentage under "Other expenses" is based on an estimate of $850,000 and includes payments under the Administration Agreement based on our projected allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement. This percentage also assumes that we have not incurred any indebtedness.

The following example is intended to help you compare the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment of $1,000 in our common stock under the current management agreement and under the pro forma management agreement pursuant to the Proposed Amendment. The example assumes an investment has a 5% return each year and that our operating expenses remain the same.

EXAMPLE (1)

                                              1 YEAR            3 YEARS           5 YEARS           10 YEARS
--------------------------------------------------------------------------------------------------------------------
Current                                  $      56         $       167        $      277        $       545
Pro Forma                                $      75         $       220        $      357        $       669
--------------------------------------------------------------------------------------------------------------------

(1) Amounts shown assume leverage of 100% of our total assets. We have not entered into any borrowing arrangements at this time, and may elect to do so in the future. For purposes of calculating the borrowing cost for leverage, we have assumed an annual interest rate of 3%. We have selected this rate based on prevailing conditions in the debt markets for borrowings by similar entities having a maturity of one year and an interest rate based on an appropriate risk premium over 90-day LIBOR. However, our credit risk profile will likely vary from the credit risk profiles of these entities and the terms at which these entities can borrow may be more favorable or less restrictive than the terms available to us, depending on our asset size and existing leverage at the time of borrowing. We expect that the rate at which we will be able to borrow will vary based on an established index such as LIBOR and that, upon such borrowing, the rate will be fixed for each 90-day period through the maturity date. We believe these are appropriate assumptions on which to base an estimate of the Company's hypothetical borrowing costs for purposes of this example. Such rates could be substantially higher than the assumed rate and such higher rates could be due to changes in market conditions.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including leverage and other expenses) may be greater or less than those shown. Moreover, while the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the investment advisory agreement, which, assuming a 5% annual return, would either not be payable or have a de minimis effect, is not included in the example. If we achieve sufficient returns on our investments to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our distribution reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below net asset value.

INVESTMENT ADVISORY AGREEMENT SUMMARY

MANAGEMENT FEE

         We pay TIM a fee for investment advisory services consisting of two components - a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00%. The base management fee will be payable quarterly in arrears, and will be calculated based on the average value of our total gross assets at the end of the two most recently completed calendar quarters, and adjusted pro rata for any share issuances, repurchases or redemptions during the current calendar quarter.

         The incentive fee has two parts, as follows: One part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income earned during the calendar quarter, minus our operating expenses for the quarter (including the base management fee and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes any consulting or other fees that we receive from portfolio companies, but does not include any net realized capital gains. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to one-fourth of the applicable annual "hurdle rate." TIM is entitled to 20.0% of the excess (if any) of our pre-incentive fee net investment income for the quarter over one-fourth of the applicable annual hurdle rate. The annual hurdle for the period from the closing of our initial public offering through and including December 31, 2004 is 8.27%, which is equal to the interest rate payable, at the beginning of the period, on the most recently issued five-year U.S. Treasury Notes plus 5.0%. For each calendar year commencing on or after January 1, 2005, the annual hurdle rate will be determined as of the immediately preceding December 31st by adding 5.0% to the interest rate then payable on the most recently issued five-year U.S. Treasury Notes, up to a maximum annual hurdle rate of 10.0%. The calculations will be pro rated for any period of less than three months and adjusted for any share issuances, redemptions or repurchases during the current quarter.

         The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement, as of the termination date), commencing on December 31, 2004, and will equal 20.0% of our net realized capital gains for the calendar year less any unrealized capital losses for such year; provided that the incentive fee as of December 31, 2004 will be calculated for a period of longer than twelve calendar months to take into account any net realized capital gains and unrealized capital losses for the period ended December 31, 2003.

EXAMPLES OF INCENTIVE FEE CALCULATION

Total Incentive Fee = income related portion of incentive fee plus capital gains portion of incentive fee

EXAMPLE 1: INCOME-RELATED PORTION OF INCENTIVE FEE: (1)

ALTERNATIVE 1:
Assumptions

        Investment income (including interest, dividends, fees, etc.) = 8% Hurdle rate = 8.27%
        Management fee = 2% (2)
        Other expenses (legal, accounting, custodian, transfer agent, etc.) = 1% Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 5%

PRE-INCENTIVE FEE NET INVESTMENT INCOME DOES NOT EXCEED HURDLE RATE, THEREFORE THERE IS NO INCENTIVE FEE.


ALTERNATIVE 2:
Assumptions

        Investment income (including interest, dividends, fees, etc.) = 12% Hurdle rate = 8.27%
        Management fee = 2% (2)
        Other expenses (legal, accounting, custodian, transfer agent, etc.) = 1% Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 9%
        Incentive Fee = 20% x (12% - (8.27 + 2% + 1%))
                      = 20% x (12% - 11.27%)
                      = 20% x .73%
                      = .146%

(1) For purposes of this example, these calculations are shown on an annual basis and the hypothetical amount of returns shown are based on a percentage of our total net assets and assumes no leverage.

(2)   Based on average gross assets, but assumes no leverage.

EXAMPLE 2: CAPITAL GAINS PORTION OF INCENTIVE FEE: (1)

Assumptions

Year 1 = no net realized capital gains or losses
Year 2 = 6% net realized capital gains, 1% unrealized capital losses and 0%
         unrealized gains
Year 3 = 12% net realized capital gains, 2% unrealized capital losses and 2% unrealized gains

Capital gains incentive fee = 20% x (net realized capital gains for year less unrealized capital losses for the period)

Year 1 incentive fee       = 20% x (0)
                           = 0
                           = no incentive fee

Year 2 incentive fee       = 20% x (6% - 1%)

                           = 20% x (5%)
                           = 1%

Year 3 incentive fee       = 20% x (12% - 2%)
                           = 20% x (10%)
                           = 2%

(1) The hypothetical amount of returns shown are based on a percentage of our total net assets and assumes no leverage.

TOTAL INCENTIVE FEE

         To determine the total incentive fee, you must add the income-related portion of the incentive fee with the capital gains portion of the incentive fee. For example, if the income-related portion of the incentive fee is 0.146% as set forth in Alternative 2 to the first example above and the capital gains portion of the incentive fee is 2.0% as set forth in Year 3 to the second example above, the total incentive fee would be 2.146% as a percentage of our total gross assets (assuming no leverage). These amounts are based on the hypothetical amounts reflected in the above examples, and the actual amount for either portion of the incentive fee may differ.

OTHER INFORMATION ABOUT THE PROPOSED AMENDMENT

         If approved by stockholders, the investment advisory agreement, as amended by the Proposed Amendment will remain in full force and effect for two years from the date of the Annual Meeting, and will continue in full force and effect indefinitely thereafter, but only so long as such continuance is specifically approved at least annually by both (i) the board of directors of the Company or by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of the Company, and (ii) the vote of a majority of those Directors of the Company who are not parties to the investment advisory agreement, as amended by the Proposed Amendment or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

         The approval of the proposal to amend our investment advisory agreement with TIM requires an affirmative vote of the lesser of: (i) 67% or more of the Company's shares present at the meeting if more than 50% of the outstanding shares of the Company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company. Shares that are voted as abstentions and Broker Shares will have the effect of a vote against the proposal.

     UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED FOR THE AMENDMENT OF THE INVESTMENT ADVISORY AGREEMENT.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT OF THE INVESTMENT ADVISORY AGREEMENT.

                                 OTHER BUSINESS

      The board of directors knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Meeting. The submission of a proposal does not guarantee its inclusion in the Company's proxy statement or presentation at the Meeting unless certain securities law requirements are met.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

      The Company expects that the 2005 Annual Meeting of Stockholders will be held in May 2005, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting must submit the proposal in writing to the Company at its address in Greenwich, Connecticut, and the Company must receive the proposal no later than February 17, 2005, in order for the proposal to be considered for inclusion in the Company's proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Company's proxy statement or presentation at the meeting.

      For any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year's annual meeting, SEC rules permit management to vote proxies in its discretion if (a) the Company receives notice of the proposal before the close of business on [ _________] , 2005 and advises stockholders in next year's proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on [ _________ ], 2005.

      Notices of intention to present proposals at the 2005 annual meeting should be addressed to Saul B. Rosenthal, our Chief Operating Officer and Corporate Secretary, Technology Investment Capital Corp., 8 Sound Shore Drive, Greenwich, Connecticut 06830. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


                                           By Order of the Board of Directors


                                           Saul B. Rosenthal
                                           Corporate Secretary

Greenwich, Connecticut
April __, 2004

                                                                      APPENDIX A

                       TECHNOLOGY INVESTMENT CAPITAL CORP.
                             AUDIT COMMITTEE CHARTER

                                     PURPOSE

         The Audit Committee is appointed by the Board of Directors of the Corporation, pursuant to authority delegated to it by the Board, to monitor (1) the integrity of the financial statements of the Corporation, (2) the independent auditor's qualifications and independence, (3) the performance of the Corporation's internal audit function and independent auditors, and (4) the compliance by the Corporation with legal and regulatory requirements.

         The Audit Committee shall prepare the report required by the Securities and Exchange Commission (the "Commission") to be included in the Corporation's annual proxy statement.

                        COMMITTEE MEMBERSHIP AND FUNCTION

         The Audit Committee of the Corporation shall at all times have at least three members and be composed solely of Independent Board Members. "Independent Board Members" are Corporation Directors who (i) are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Corporation, (ii) are "independent directors" (as defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards) and (iii) meet the independence requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission, including the requirement that they not accept directly or indirectly any consulting, advisory, or other compensation from the Corporation (other than Directors' fees received in his or her capacity as a member of the Audit Committee, Board of Directors or another committee of the Board). The Board of Directors shall designate the members of the Audit Committee. The Board of Directors shall have the power at any time to change the membership of the Audit Committee, to fill all vacancies, and to designate alternate members to replace any absent or disqualified members, so long as the Audit Committee shall at all times have at least three members and be composed solely of Independent Board Members. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies. The members of the Audit Committee shall select its Chairman.

         As a matter of best practices, the Audit Committee will endeavor to have at least one of its members with the requisite qualifications to be designated by the Board of Directors as an "audit committee financial expert," as such term is defined by the Sarbanes-Oxley Act of 2002 and rules adopted thereunder from time to time ("Sarbanes-Oxley Act"). To that end, the Audit Committee shall consider at least annually whether one or more of its members qualifies to be designated by the Board as an "audit committee financial expert." The Audit Committee shall report the results of its deliberations to the Board of Directors for further action as appropriate, including, but not limited to, a determination by the Board of Directors that the Audit Committee membership includes or does not include one or more "audit committee financial experts" and any related disclosure to be made concerning this matter. If a vacancy exists due to the retirement or resignation of a member of the Audit Committee who has been designated as an "audit committee financial expert," the Board will, as a matter of best practices, endeavor to fill such vacancy with another "audit committee financial expert," as soon as reasonably practicable thereafter. The designation of a member of the Audit Committee as an "audit committee financial expert" will not increase the duties, obligations or liability of the designee as compared to the duties, obligations and liability imposed on the designee as a member of the Audit Committee and of the Board of Directors.

         Notwithstanding the foregoing, for so long as the Corporation's common stock is listed on The Nasdaq National Market (i) the Audit Committee shall at all times have at least one member that has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, and (ii) all members of the Audit Committee shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement.

                    COMMITTEE AUTHORITY AND RESPONSIBILITIES

         The function of the Audit Committee is oversight. Management(1) is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of the Corporation's annual financial statements in accordance with generally accepted accounting standards. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of the Corporation's shareholders. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Corporation's independent accountants (subject, if applicable, to shareholder ratification.)

         In fulfilling their responsibilities thereunder, it is recognized that members of the Audit Committee are not full-time employees of the Corporation or management and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or the responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards. Each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons within and outside the Corporation and management from which it receives information; (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors); and (c) statements made by the officers and employees of the Corporation, its investment adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Corporation. In carrying out its responsibilities, the Audit Committee's policies and procedures shall be adapted, as appropriate, to best react to a changing environment.

         The Audit Committee shall be given the resources and authority appropriate to discharge its responsibilities, including the authority to retain experts, independent counsel or consultants at the expense of the Corporation. The Audit Committee shall also be given the resources, as determined by the Audit Committee, for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation and
(ii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

         The Audit Committee shall review this Charter at least once annually and recommend any changes to this Charter that it deems appropriate to the full Board of Directors. The Audit Committee shall have such further responsibilities as are given to it from time to time by the Board of Directors. The Audit Committee shall consult, on an ongoing basis, with management, the independent accountants and counsel as to legal or regulatory developments affecting its responsibilities, as well as relevant tax, accounting and industry developments.

         Nothing in this Charter shall be interpreted as diminishing or derogating from the responsibilities of the Board of Directors.

         Pursuant to authority granted to it by the Board of Directors, the responsibilities of the Audit Committee are:

--------
(1) For purposes of this Charter, the term management means the appropriate officers of the Corporation, and its investment adviser, administrator, fund accounting agent, and other key service providers (other than the independent accountants). Also, for purposes of this Charter, the phrase internal accounting staff means the appropriate officers and employees of the Corporation, and its investment adviser, administrator, fund accounting agent, and other key service providers (other than the independent accountants).

         Retention of Independent Accountants and Approval of Services

         1. To select or retain each year a firm or firms of independent accountants to audit the accounts and records of the Corporation, to approve the terms of compensation of such independent accountants and to terminate such independent accountants as it deems appropriate.

         2. To pre-approve any independent accountants' engagement to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent accountants), subject to the de minimis exceptions under
                  Section 10A(i)(1)(B) of the Exchange Act, and as otherwise required by law(2).

         3. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

         Oversight of the Corporation's Relationship with the Independent Accountants

         4. To obtain and review a report from the independent accountants at least annually regarding:

                      (a) the independent accountants' internal quality-control procedures;

                      (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm;

                      (c)  any steps taken to deal with any such issues; and

                      (d) all relationships between the independent accountants and the Corporation.

         5. To evaluate the qualifications, performance and independence of the independent accountants, including the following:

                      (a) evaluating the performance of the lead partner, and the quality and depth of the professional staff assigned to the Corporation;

                      (b) considering whether the accountant's quality controls are adequate;

                      (c) considering whether the provision of permitted non-audit services is compatible with maintaining the accountant's independence; and

                      (d) taking into account the opinions of management and the internal accounting staff.

                  The Audit Committee shall present its conclusions with respect to the independent accountants to the Board.

----------
(2) In addition to the requirement to pre-approve audit and permissible non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B)) to be rendered to the Corporation by its independent accountants, the Audit Committee is required to pre-approve non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B)) rendered by the Corporation's independent accountants to the Corporation's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and to any entity controlling, controlled by or under common control with its investment adviser that provides ongoing services to the Corporation if the engagement relates directly to the operations and financial reporting of the Corporation.

         6. To ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. To consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent accounting firm on a regular basis.

         7. To recommend to the Board policies for the Corporation's hiring of employees or former employees of the independent accountants who participated in any capacity in the audit of the Corporation.

         8. To discuss with the national office of the independent accountants issues on which they were consulted by the Corporation's audit team and matters of audit quality and consistency.

         9.       To consider the effect on the Corporation of:

                      (a) any changes in accounting principles or practices proposed by management or the independent accountants;

                      (b) any changes in service providers, such as the Corporation's accountants or administrators, that could impact the Corporation's internal controls; and

                      (c) any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that require special accounting activities or resources.

         10. To review a presentation by the independent accountants with respect to the Corporation's qualification under Subchapter M of the Internal Revenue Code and amounts distributed and reported to shareholders for Federal tax purposes.

         11. To annually review a formal written statement from the independent accountants delineating all relationships between the independent accountants and the Corporation, consistent with applicable standards of the Independence Standards Board, and discussing with the independent accountants their methods and procedures for insuring independence.

         12. To interact with the Corporation's independent accountants, including reviewing and, where necessary, resolving disagreements that have arisen between management and the independent accountants regarding financial reporting.

         Financial Statements and Disclosure Matters

         13. To review and discuss with management and the independent accountants the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Corporation's Annual Report on Form 10-K.

         14. To review and discuss with management and the independent accountants the Corporation's quarterly financial statements prior to the filing of its Quarterly Reports on Form 10-Q, including the results of the independent accountants' reviews of the quarterly financial statements.

         15. To meet with the Corporation's independent accountants at least four times during each fiscal year, including private meetings, and review written materials prepared by the independent accountants, as appropriate.

                      (a) to review the arrangements for and the scope of the annual audit and any special audits or other special permissible services;

                      (b) to review the Corporation's financial statements and to discuss any matters of concern arising in connection with audits of such financial statements, including any adjustments to such statements recommended by the independent accountants or any other results of the audits;

                      (c) to consider and review, as appropriate and in consultation with the independent accountants, the appropriateness and adequacy of the Corporation's financial and accounting policies, procedures and internal accounting controls and, as appropriate, the internal controls of key service providers, and to review management's responses to the independent accountants' comments relating to those policies, procedures and controls, and to any special steps adopted in light of material control deficiencies;

                      (d) to review with the independent accountants their opinions as to the fairness of the financial statements;

                      (e) to review and discuss quarterly reports from the independent accountants relating to:

                           (1) all critical accounting policies and practices to be used;

                           (2) all alternative treatment of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent accountants; and

                           (3) other material written communications between the independent accountant and management, such as any management letter or schedule of unadjusted differences.

         Compliance Oversight

         16.      To obtain from the independent accountants assurance that
                  Section 10A(b) of the Exchange Act has not been implicated.

         17. To investigate, when the Audit Committee deems it necessary, improprieties or suspected improprieties in Corporation operations.

         18. To establish and maintain procedures for the following, including considering exceptions to and responding to alleged violations of such procedures as the Audit Committee shall consider appropriate:

                      (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters; and

                      (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

         19. To discuss with management and the independent accountants any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Corporation's financial statements or accounting policies.

         20. To discuss with the Corporation's counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

         Oversight of Corporation's Internal Audit Function

         21. To recommend to the Board of Directors the appointment of the Corporation's principal accounting officer and principal financial officer.

         22. To consider whether to grant any approvals or waivers sought under the Corporation's Code of Ethics (the "Code") adopted pursuant to the Sarbanes-Oxley Act.

         23. To review any alleged violations under the Corporation's Code and to make any recommendations to the Board of Directors as it deems appropriate.

         24. To require the Treasurer or other appropriate officers of the Corporation, internal accounting staff, and individuals with internal audit responsibilities, on such reasonable notice as the Audit Committee may provide, to meet with the Audit Committee for consultation on audit, accounting and related financial matters.

         25. To review disclosures made to the Audit Committee by the Corporation's chief executive officer and chief financial officer, or persons performing similar roles, during their certification process for the Corporation's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q concerning any significant deficiencies in the design or operation of internal controls or material weaknesses in such controls, and any fraud involving management or other employees who have a significant role in the Corporation's internal controls.

         26. To discuss with management the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation's risk assessment and risk management policies.

         Other

         27. To report its activities to the Board on a regular basis and to make such recommendations with respect to the matters described above and other matters as the Audit Committee may deem necessary or appropriate.

                               COMMITTEE MEETINGS

         The Audit Committee shall meet as often as it determines, but not less frequently than quarterly, and is empowered to hold special meetings as circumstances require. The Chairman of the Audit Committee or any two members of the Audit Committee may fix the time and place of the Audit Committee's meetings unless the Board of Directors shall otherwise provide. Members of the Audit Committee may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating can hear each other at the same time. Subject to the provisions of the 1940 Act, participation in a meeting by these means constitutes presence in person at the meeting. Any action required or permitted to be taken at a meeting of the Audit Committee may also be taken without a meeting if all members of the Audit Committee consent thereto in writing. The Audit Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in the Corporation's minute book. The Audit Committee may invite any Director who is not a member of the Audit Committee, management, counsel, representatives of service providers or other persons to attend meetings and provide information as the Audit Committee, in its sole discretion, considers appropriate.

         One third, but not less than two, of the members of the Audit Committee shall be present at any meeting of the Audit Committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Audit Committee. In the absence or disqualification of any member of the Audit Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he/she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member, so long as such appointee is an Independent Board Member.

Approved: October 28, 2003.

                                                                      APPENDIX B

               AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

                                     BETWEEN

                       TECHNOLOGY INVESTMENT CAPITAL CORP.

                                       AND

                      TECHNOLOGY INVESTMENT MANAGEMENT, LLC

                  Agreement made this ______ day of _______________, 2004, by and between TECHNOLOGY INVESTMENT CAPITAL CORP., a Maryland corporation (the "Corporation"), and TECHNOLOGY INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (the "Adviser").

                  WHEREAS, the Corporation is a specialty finance company that has elected to become a business development company under the Investment Company Act of 1940 (the "Investment Company Act");

                  WHEREAS, the Adviser is an investment adviser that has registered under the Investment Advisers Act of 1940 (the "Advisers Act"); and

                  WHEREAS, the Corporation desires to retain the Adviser to furnish investment advisory services to the Corporation on the terms and conditions hereinafter set forth, and the Adviser wishes to be retained to provide such services.

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

         1.    Duties of the Adviser.

         (a) The Corporation hereby employs the Adviser to act as the investment adviser to the Corporation and to manage the investment and reinvestment of the assets of the Corporation, subject to the supervision of the Board of Directors of the Corporation, for the period and upon the terms herein set forth, (i) in accordance with the investment objective, policies and restrictions that are set forth in the Corporation's Registration Statement on Form N-2, dated September 23, 2003, as amended from time to time (as amended, the "Registration Statement"), (ii) in accordance with the Investment Company Act, subsequent to the time that the Corporation becomes a business development company, and (iii) during the term of this Agreement in accordance with all other applicable federal and state laws, rules and regulations, and the Corporation's charter and by-laws. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement, (i) determine the composition of the portfolio of the Corporation, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of the investments made by the Corporation; (iii) close, monitor and service the Corporation's investments; (iv) determine the securities and other assets that the

Corporation will purchase, retain, or sell; and (v) provide the Corporation with such other investment advisory, research and related services as the Corporation may, from time to time, reasonably require for the investment of its funds. The Adviser shall have the power and authority on behalf of the Corporation to effectuate its investment decisions for the Corporation, including the execution and delivery of all documents relating to the Corporation's investments and the placing of orders for other purchase or sale transactions on behalf of the Corporation. In the event that the Corporation determines to acquire debt financing, the Adviser will arrange for such financing on the Corporation's behalf, subject to the oversight and approval of the Corporation's Board of Directors.

         (b) The Adviser hereby accepts such employment and agrees during the term hereof to render the services described herein for the compensation provided herein.

         (c) The Adviser is hereby authorized to enter into one or more sub-advisory agreements with other investment advisers (each, a "Sub-Adviser") pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder. Specifically, the Adviser may retain a Sub-Adviser to recommend specific securities or other investments based upon the Corporation's investment objective and policies, and work, along with the Adviser, in structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Corporation, subject to the oversight of the Adviser and the Corporation. The Adviser or BDC Partners, LLC, the managing member of the Adviser, and not the Corporation, shall be responsible for any compensation payable to any Sub-Adviser. Any sub-advisory agreement entered into by the Adviser shall be in accordance with the requirements of the Investment Company Act and other applicable federal and state law.

         (d) The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent of the Corporation.

         (e) The Adviser shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Corporation and shall specifically maintain all books and records with respect to the Corporation's portfolio transactions and shall render to the Corporation's Board of Directors such periodic and special reports as the Board may reasonably request. The Adviser agrees that all records that it maintains for the Corporation are the property of the Corporation and will surrender promptly to the Corporation any such records upon the Corporation's request, provided that the Adviser may retain a copy of such records.

         2. Corporation's Responsibilities and Expenses Payable by the Corporation. All personnel of the Adviser, when and to the extent engaged in providing investment advisory services hereunder, and the compensation and expenses of such personnel allocable to such services, will be provided and paid for by the Adviser or by BDC Partners, LLC, as managing member of the Adviser, and not by the Corporation. The Corporation shall be responsible for all other costs and expenses of its operations and transactions, including (without limitation) those relating to: organization and offering; calculating the Corporation's net asset value; effecting sales and repurchases of shares of the Corporation's common stock and other securities; investment advisory fees; fees payable to third parties relating to, or associated with, making investments (in each case subject to approval of the Corporation's Board of Directors); transfer agent and custodial fees; federal and state registration fees; all costs of registration and listing the Corporation's shares on any securities exchange; federal, state and local taxes; independent Directors' fees and expenses; costs of proxy statements, stockholders' reports and notices; fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs such as printing, mailing, long distance telephone, staff, independent auditors and outside legal costs; and all other expenses incurred by the Corporation or BDC Partners, LLC in connection with administering the Corporation's business, including payments under the Administration Agreement between the Corporation and BDC Partners, LLC based upon the Corporation's allocable portion of BDC Partners, LLC's overhead in performing its obligations under the Administration Agreement, including rent.

         3. Compensation of the Adviser. The Corporation agrees to pay to the Adviser, and the Adviser agrees to accept as compensation for the services provided by the Adviser hereunder, a base management fee ("Base Management Fee") and an incentive fee ("Incentive Fee") as hereinafter set forth. The Adviser may agree to temporarily or permanently waive, in whole or in part, the Base Management Fee and/or the Incentive Fee.

         (a) The Base Management Fee shall be calculated at an annual rate of 2.00%. The Base Management Fee will be payable quarterly in arrears, and will be calculated based on the average value of the Corporation's gross assets at the end of the two most recently completed calendar quarters, and adjusted pro rata for any share issuances, debt issuances, repurchases or redemptions during the current calendar quarter. Base Management Fees for any partial month or quarter will be pro rated.

         (b)   The Incentive Fee shall consist of two parts, as follows:

             (i)     One part will be calculated and payable quarterly in
                  arrears based on the pre-Incentive Fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-Incentive Fee net investment income means interest income, dividend income and any other income earned by the Corporation during the calendar quarter, minus the Corporation's operating expenses for the quarter (including the Base Management Fee and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee net investment income includes any consulting or other fees that the Corporation receives from portfolio companies, but does not include any net realized capital gains. Pre-

                  Incentive Fee net investment income, expressed as a rate of return on the value of the Corporation's net assets at the end of the immediately preceding calendar quarter, will be compared to one-fourth of an applicable annual "hurdle rate." The Adviser will be entitled to 20% of the excess (if any) of the Corporation's pre-Incentive Fee net investment income for the quarter over one-fourth of the applicable annual hurdle rate. The annual hurdle rate will initially be 8.27%. For each calendar year, commencing on or after January 1, 2005, the annual hurdle rate will be determined as of the immediately preceding December 31st by adding 5% to the interest rate then payable on the most recently issued five-year U.S. Treasury Notes, up to a maximum annual hurdle rate of 10%. The calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances, redemptions or repurchases during the current quarter.

             (ii)    The second part of the Incentive Fee (the "Capital Gains
                  Fee") will be determined and payable in arrears as of the end of each calendar year (or upon termination of this Agreement as set forth below), commencing on December 31, 2004, and will equal 20.0% of the Corporation's net realized capital gains for the calendar year less any unrealized capital losses at the end of such year; provided that the Capital Gains Fee determined as of December 31, 2004 will take into account any capital gains and losses for the period ending December 31, 2003, if any. In the event that this Agreement shall terminate as of a date that is not a calendar year end, the termination date shall be treated as though it were a calendar year end for purposes of calculating and paying a Capital Gains Fee.

         4. Covenants of the Adviser. The Adviser covenants that it will register as an investment adviser under the Advisers Act prior to the Corporation's election to become a business development company. The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

         5. Excess Brokerage Commissions. The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Corporation to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Corporation's portfolio, and constitutes the best net results for the Corporation.

         6. Limitations on the Employment of the Adviser. The services of the Adviser to the Corporation are not exclusive, and the Adviser may engage in any other business or render similar or different services to others so long as its services to the Corporation hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature; provided, that during the term of this Agreement, the Adviser will not serve as investment adviser to any other public or private entity that utilizes a principal investment strategy of providing debt financing to "target technology-related companies." For purposes of this Agreement, "target technology-related companies" are companies having annual revenues of less than $100 million and/or a market capitalization of less than $200 million, that create products or provide services requiring advanced technology, and that compete in industries characterized by such products or services, including companies in the following businesses: computer software and hardware, networking systems, semiconductors, semiconductor capital equipment, diversified technology, medical device technology, information technology infrastructure or services, Internet, telecommunications and telecommunications equipment and media. So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Corporation, subject to the Adviser's right to enter into sub-advisory agreements. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and stockholders of the Corporation are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Corporation as stockholders or otherwise.

         7. Responsibility of Dual Directors, Officers and/or Employees. If any person who is a manager, officer or employee of the Adviser or its managing member is or becomes a director, officer and/or employee of the Corporation and acts as such in any business of the Corporation, then such manager, officer and/or employee of the Adviser or its managing member shall be deemed to be acting in such capacity solely for the Corporation, and not as a manager, officer or employee of the Adviser or its managing member or under the control or direction of the Adviser or its managing member, although paid by BDC Partners, LLC as managing member of the Adviser.

         8. Limitation of Liability of the Adviser; Indemnification. The Adviser (and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation BDC Partners, LLC) shall not be liable to the Corporation for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Corporation, except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, and the Corporation shall indemnify the Adviser (and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation BDC Partners, LLC) (collectively, the "Indemnified Parties") and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Corporation or its security holders) arising out of or otherwise based upon the performance of any of the Adviser's duties or obligations under this Agreement or otherwise as an investment adviser of the Corporation. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Corporation or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties or by reason of the reckless disregard of the Adviser's duties and obligations under this Agreement.

         9. Effectiveness, Duration and Termination of Agreement. This Agreement shall become effective as of the date above written. This Agreement shall remain in effect for two years, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the Corporation's Board of Directors, or by the vote of a majority of the outstanding voting securities of the Corporation and (b) the vote of a majority of the Corporation's Directors who are not parties to this Agreement or "interested persons" (as such term is defined in Section 2(a)(19) of the Investment Company
Act) of any such party, in accordance with the requirements of the Investment Company Act. This Agreement may be terminated at any time, without the payment of any penalty, upon 60 days' written notice, by the vote of a majority of the outstanding voting securities of the Corporation, or by the vote of the Corporation's Directors or by the Adviser. This Agreement will automatically terminate in the event of its "assignment" (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act). The provisions of Paragraph 8 of this Agreement and of the Amended and Restated Investment Advisory Agreement between the Corporation and the Adviser, dated as of November 18, 2003, shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement.

         10. Notices. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

         11. Amendments. This Agreement may be amended by mutual consent, but the consent of the Corporation must be obtained in conformity with the requirements of the Investment Company Act.

         12. Entire Agreement; Governing Law. This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.



                                    TECHNOLOGY INVESTMENT CAPITAL CORP.

                                    By:
                                        ------------------------------------
                                          Jonathan Cohen, President



                                    TECHNOLOGY INVESTMENT MANAGEMENT, LLC

                                    By:  BDC Partners, LLC, its managing member

                                    By:
                                        ------------------------------------
                                          Jonathan Cohen, Managing Member

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                       TECHNOLOGY INVESTMENT CAPITAL CORP.

                       FOR ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 17, 2004

      The undersigned stockholder of Technology Investment Capital Corp. (the "Company") acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints Jonathan H. Cohen, Saul B. Rosenthal and Patrick F. Conroy, or any one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's corporate headquarters located at 8 Sound Shore Drive, Greenwich, Connecticut 06830 on June 17, 2004, at 10:00 a.m. Eastern Time and at all adjournments thereof, as indicated on this proxy.

                           (CONTINUED ON REVERSE SIDE)

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                       TECHNOLOGY INVESTMENT CAPITAL CORP.
                                  JUNE 17, 2004

                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

--------------------------------------------------------------------------------

  A (X) PLEASE MARK
        YOUR VOTES
        AS IN THIS
        EXAMPLE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3

1. The election of the           FOR       WITHHOLD          Nominee:
following person (except                   AUTHORITY         Tonia L. Pankopf
as marked to the                 [ ]       [ ]
contrary) as Director who
will serve as director of
Technology Investment
Capital Corp. until 2007,
or until her successor is
elected and qualified.

INSTRUCTIONS: To withhold
authority to vote for any
individual, strike a line
through his name on the
list at right.


2. The ratification              FOR       AGAINST           ABSTAIN
of the selection of              [ ]       [ ]               [ ]
Pricewaterhouse Coopers
LLP as independent
auditors for Technology
Investment Capital
Corp. for the fiscal
year ending
December 31, 2004.


3. The amendment of
the Investment Advisory          FOR       AGAINST           ABSTAIN
Agreement between                [ ]       [ ]               [ ]
Technology Investment
Capital Corp. and
Technology Investment
Management, LLC., which,
if approved, could
increase  the fees
payable to the Adviser.


4. To vote upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR Proposals 1, 2 and 3 and in the discretion of the proxies with respect to matters described in Proposal 4.

SIGNATURE             DATE              SIGNATURE                DATE

-------------------   ---------, 2004   ----------------------   ---------, 2004
                                           IF HELD JOINTLY

IMPORTANT:        Please sign your names exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.